                                                                   EXHIBIT 99.16


DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION         CASE NUMBER: 01-10971(EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED







In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ NICHOLAS J. DAVISON
--------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION         CASE NUMBER: 01-10971(EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1       Summary of Bank and Investment Accounts

Attachment 2       Schedule of Receipts and Disbursements

Attachment 3       Bank and Investment Account Statements

Attachment 4       Income Statement

Attachment 5       Balance Sheet

Attachment 6       Summary of Due To/Due From Intercompany Accounts

Attachment 7       Accounts Receivable Aging

Attachment 8       Accounts Payable Detail

Attachment 9       Notes to March Monthly Operating Report

 16-Apr-02                                                          Attachment 1
 8:34 PM
Summary                                                                UNAUDITED
Great Hawaiian Properties Corp

                     Summary Of Bank And Investment Accounts
                      Great Hawaiian Properties Corporation
                             Case No: 01-10971 (EIK)
                            For Month Of March, 2002



                                           Balances
                                ------------------------------    Receipts &       Bank
                                   Opening          Closing       Disbursements    Statements       Account
Account                         As Of 3/01/02    As Of 3/31/02    Included         Included         Reconciled
-------                         -------------    -------------    --------         --------         ----------
AHC - Honolulu Disbursements             0.00             0.00    No -             No -             No -
Bank One                                                          Account          Account          Account
Account # - 552-0110649303                                        Closed           Closed           Closed

AHC - Mainland Credit Cards              0.00           900.00    Yes              No - Not         Yes
Bank One                                                                           Concentration
Account # - 552-0110521579                                                         Account

AHC - Mainland Disbursements             0.00             0.00    No -             No -             No -
Bank One                                                          Account          Account          Account
Account # - 552-0110673395                                        Closed           Closed           Closed

AHC - Mainland Payroll                   0.00             0.00    No -             No -             No -
Bank One                                                          Account          Account          Account
Account # - 552-0110673387                                        Closed           Closed           Closed

AHC - Master Cash                        0.00             0.00    No -             No -             No -
Bank One                                                          Account          Account          Account
Account # - 552-0110673360                                        Closed           Closed           Closed

AHC - Honolulu Credit Cards              0.00             0.00    No -             No -             No -
Bank One                                                          Account          Account          Account
Account # - 552-0110572580                                        Closed           Closed           Closed

Great Hawaiian Prop Corp                 0.00             0.00    No -             No -             No -
Goldman Sachs & Co.                                               Account          Account          Account
Account # - 020-33478-5                                           Closed           Closed           Closed

 16-Apr-02                                                        Attachment 2-1
 8:36 PM
R&D - Bank One                                                         UNAUDITED
AHC Mainland Credit Cards

                            Receipts & Disbursements
                      Great Hawaiian Properties Corporation
                             Case No: 01-10971 (EIK)
                                    Bank One
                            AHC Mainland Credit Cards
                           Account # - 552-0110521579
                            1 March 02 - 31 March 02



Opening Balance - 1 Mar 02
                                0.00


Receipts

                              900.00       Chargeback Reversals




                            --------
                              900.00       Total Receipts


Disbursements








                            --------
                                0.00       Total Disbursements



Closing Balance - 31 Mar 02
                              900.00

 16-Apr-02                                                          Attachment 3
 8:35 PM
Summary
Great Hawaiian Properties Corp
Attach 3

                  Concentration & Investment Account Statements
                      Great Hawaiian Properties Corporation
                             Case No: 01-10971 (EIK)
                            For Month Of March, 2002




          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                  Date: 19-APR-02 08:27:42
INCOME STATEMENT - ATTACHMENT 4       Page: 1
Current Period: MAR-02

currency USD
Company=51 (AHC - OPERATIONS)

                                      PTD-Actual
                                       31-Mar-02
                                      ----------
Revenue
Gross Revenue                               0.00
Allowances                                  0.00
                                      ----------
Net Revenue                                 0.00

Operating Expenses
Air                                         0.00
Hotel                                       0.00
Commissions                                 0.00
Onboard Expenses                            0.00
Passenger Expenses                          0.00
Vessel Expenses                             0.00
Layup/Drydock Expense                       0.00
Vessel Insurance                            0.00
                                      ----------
Total Operating Expenses                    0.00

                                      ----------
Gross Profit                                0.00

SG&A Expenses
Sales & Marketing                           0.00
Start-Up Costs                              0.00
                                      ----------
Total SG&A Expenses                         0.00

                                      ----------
EBITDA                                      0.00

Depreciation                                0.00

                                      ----------
Operating Income                            0.00

Other Expense/(Income)
Interest Income                             0.00
Equity in Earnings for Sub                  0.00
Reorganization expenses               319,206.74
Other expense                            (900.00)
                                      ----------
Total Other Expense/(Income)          318,306.74

                                      ----------
Net Pretax Income/(Loss)              (318,306.74)

Income Tax Expense                          0.00

                                      ----------
Net Income/(Loss)                     (318,306.74)
                                      ==========

AMCV US SET OF BOOKS                   Date: 18-APR-02 17:04:30
BALANCE SHEET - ATTACHMENT 5           Page: 1
Current Period: MAR-2

currency USD
Company=51 (AHC - OPERATIONS)

                                         YTD-Actual         YTD-Actual
                                          31-Mar-02          22-Oct-01
                                       --------------     --------------
ASSETS

Cash and Equivalent                            900.00         665,214.37

Restricted Cash                                  0.00               0.00

Accounts Receivable                              0.00               0.00

Inventories                                      0.00          36,560.78

Prepaid Expenses                                 0.00           1,609.00

Other Current Assets                             0.00               0.00

                                       --------------     --------------
Total Current Assets                           900.00         703,384.15


Fixed Assets                                     0.00       1,992,727.87

Accumulated Depreciation                         0.00      (1,687,090.91)

                                       --------------     --------------
Net Fixed Assets                                 0.00         305,636.96


Net Goodwill                                     0.00               0.00

Intercompany Due To/From                21,009,706.76      20,319,892.39

Net Deferred Financing Fees                      0.00               0.00

Net Investment in Subsidiaries                   0.00               0.00

                                       --------------     --------------
Total Other Assets                      21,009,706.76      20,319,892.39

                                       --------------     --------------
Total Assets                            21,010,606.76      21,328,913.50
                                       ==============     ==============

AMCV US SET OF BOOKS                   Date: 18-APR-02 17:04:30
BALANCE SHEET - ATTACHMENT 5           Page: 2
Current Period: MAR-2

currency USD
Company=51 (AHC - OPERATIONS)

                                         YTD-Actual         YTD-Actual
                                          31-Mar-02          22-Oct-01
                                       --------------     --------------
LIABILITIES

Accounts Payable                                 0.00               0.00

Accrued Liabilities                              0.00               0.00

Deposits                                         0.00               0.00

                                       --------------     --------------
Total Current Liabilities                        0.00               0.00


Long Term Debt                                   0.00               0.00

Other Long Term Liabilities            (15,184,601.60)    (15,184,601.60)

                                       --------------     --------------
Total Liabilities                      (15,184,601.60)    (15,184,601.60)


OTHER

Liabilities Subject to Compromise                0.00               0.00

                                       --------------     --------------
Total Other                                      0.00               0.00


OWNER'S EQUITY

Common Stock                                 9,440.25           9,440.25

Add'l Paid In Capital                   83,336,732.73      83,336,732.73

Current Net Income (Loss)                 (318,306.74)       (516,397.64)

Retained Earnings                      (46,832,657.88)    (46,316,260.24)

                                       --------------     --------------
Total Owner's Equity                    36,195,208.36      36,513,515.10

                                       --------------     --------------
Total Liabilities & Equity              21,010,606.76      21,328,913.50
                                       ==============     ==============

Great Hawaiian Properties Corporation                              01-10971(JCA)

                                  ATTACHMENT 6
                     Summary List of Due To/Due From Accounts
                       For the Month Ended March 31, 2002




                                                           BEGINNING                                   ENDING
AFFILIATE NAME                             CASE ID#         BALANCE          DEBITS     CREDITS        BALANCE
American Classic Voyages Co.               01-10954      51,110,970.59         --           --      51,110,970.59
AMCV Cruise Operations, Inc.               01-10967       6,116,875.06         --           --       6,116,875.06
The Delta Queen Steamboat Co.              01-10970      (1,247,073.77)        --           --      (1,247,073.77)
Great AQ Steamboat, L.L.C.                 01-10960          22,591.38         --           --          22,591.38
Great Pacific NW Cruise Line, L.L.C.       01-10977          66,513.26         --           --          66,513.26
Great River Cruise Line, L.L.C.            01-10963          41,555.00         --           --          41,555.00
Great Ocean Cruise Line, L.L.C.            01-10959          34,964.32         --           --          34,964.32
Cape May Light, L.L.C.                     01-10961          (4,188.00)        --           --          (4,188.00)
Project America, Inc.                      N/A           (3,007,602.48)        --           --      (3,007,602.48)
Oceanic Ship Co.                           N/A             (345,917.07)        --           --        (345,917.07)
Ocean Development Co.                      01-10972         780,707.24         --           --         780,707.24
Great Hawaiian Cruise Line, Inc.           01-10975      (3,620,821.03)    21,385.30        --      (3,599,435.73)
American Hawaii Properties Corporation     01-10976         (62,430.01)        --           --         (62,430.01)
Great Independence Ship Co.                01-10969     (28,898,393.97)        --           --     (28,898,393.97)
CAT II, Inc.                               01-10968             570.94         --           --             570.94
                                                       -----------------------------------------------------------
                                                         20,988,321.46     21,385.30        --      21,009,706.76
                                                       ===========================================================

                      Great Hawaiian Properties Corporation
                                 01-10971 (EIK)




                            Accounts Receivable Aging
                              As of March 31, 2002







                                  Attachment 7


                                 Not Applicable

                      Great Hawaiian Properties Corporation
                                 01-10971 (EIK)




                             Accounts Payable Detail
                              As of March 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION        CASE NUMBER: 01-10971 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Proceeds of the auctions have been reconciled and the resulting loss on disposition has been recorded.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.